 ------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 1, 2001

                         URSTADT BIDDLE PROPERTIES INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

               MARYLAND                                 1-12803                              04-2458042
     (STATE OR OTHER JURISDICTION              (COMMISSION FILE NUMBER)                   (I.R.S. EMPLOYER
           OF INCORPORATION)                                                             IDENTIFICATION NO.)

                               321 RAILROAD AVENUE
                          GREENWICH, CONNECTICUT 06830
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (203) 863-8200

-------------------------------------------------------------------------------

ITEM 5.   OTHER EVENTS.

         On October 26, 2001, Urstadt Biddle Properties Inc. (the "Company") issued a press release announcing that a Registration Statement filed with the Securities and Exchange Commission in connection with the Company's public offering (the "Offering") of 4,800,000 shares of Class A common stock was declared effective on October 25, 2001. The Offering closed on October 31, 2001.

         A copy of the press release issued by the Company concerning the effectiveness of the Registration Statement is attached as Exhibit 99.1 hereto.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, State of Connecticut on November 1, 2001.

                         URSTADT BIDDLE PROPERTIES INC.

                         By: /s/ James R. Moore
                             -------------------------------------
                             James R. Moore
                             Executive Vice President - Chief Financial Officer